UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2011

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                     Change in Registrant's Certifying Accountant.

On April 29, 2011, The LGL Group, Inc. (the “Company”) engaged McGladrey & Pullen, LLP (“McGladrey”) as the Company’s new independent registered public accounting firm.  The Company desired to engage an independent registered public accounting firm with offices located near the Company’s headquarters in Orlando, Florida.  The engagement of McGladrey was recommended and approved by the Audit Committee of the Company’s Board of Directors (the “Audit Committee”).

During the two most recent fiscal years and through the date of McGladrey’s engagement, the Company did not consult with McGladrey with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

On April 25, 2011, the Company dismissed J.H. Cohn LLP (“J.H. Cohn”) as the Company’s independent registered public accounting firm.  J.H. Cohn had audited the Company’s financial statements for the four most recent fiscal years, including the fiscal years ended December 31, 2010 and 2009.  The dismissal of J.H. Cohn was recommended and approved by the Audit Committee.

The reports of J.H. Cohn on the Company’s financial statements as at and for the fiscal years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2010 and 2009 and through the date of dismissal, there were (i) no disagreements between the Company and J.H. Cohn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of J.H. Cohn would have caused J.H. Cohn to make reference thereto in connection with its reports on the Company’s financial statements for such years, and (ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided J.H. Cohn with a copy of the disclosures herein made in response to Item 304(a) of Regulation S-K and requested J.H. Cohn to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with such statements.  A copy of such letter, dated April 29, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

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Item 9.01                     Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.                                Description

16.1                                    Letter from J.H. Cohn LLP, dated April 29, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 29, 2011	THE LGL GROUP, INC.

	By:	/s/ R. LaDuane Clifton
		Name:	R. LaDuane Clifton
		Title:	Chief Accounting Officer

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EXHIBIT INDEX
Exhibit No.                                Description

16.1                                    Letter from J.H. Cohn LLP, dated April 29, 2011.